As filed with the Securities and Exchange Commission on April 10, 2024
1933 Act Registration No. 333-203099
1940 Act Registration No. 811-08559
CIK No. 0001051629

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 15
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 144
Lincoln Life & Annuity Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln AssetEdge® VUL 2015
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)
120 Madison Street, Suite 1310
Syracuse, NY 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Sarah Sheldon, Esquire
Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1310
Syracuse, NY 13202
(Name and Address of Agent for Service)
Copy to:
Jassmin McIver-Jones
The Lincoln National Life Insurance Company
100 N. Greene Street
Greensboro, North Carolina 27401
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2023 was filed March 25, 2024.
It is proposed that this filing will become effective:
/ /
immediately upon filing pursuant to paragraph (b)
/X/
on May 1, 2024 pursuant to paragraph (b)
/ /
60 days after filing pursuant to paragraph (a)(1)
/ /
on XX XX, 2023 pursuant to paragraph (a)(1) of Rule 485.If appropriate, check the following box:
/ /
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York
Home Office Location:
120 Madison Street
Suite 1310
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln AssetEdge® VUL 2015, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the Insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the Policy is referred to as the Lincoln AssetEdge® Exec VUL 2015. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on November 24, 1997 (“Separate Account”), the Indexed Account, or to the Fixed Account. Some broker-dealers may not allow or may limit the amount you may allocate to certain Separate Account or Indexed Account options. Each Sub-Account invests in shares of certain funds. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which are available online at www.lfg.com/VULprospectus. More information about the funds can be found in Appendix A later in this prospectus.
You should also review the prospectuses for the funds and keep all prospectuses for future reference. All prospectuses and other shareholder reports will be made available on www.lfg.com/VULprospectus.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Special Terms section.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Prospectus Dated: May 1, 2024

SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, the Holding Account Value, the Indexed Account Value and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person(s) or entity(ies) designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Chronically Ill—The Insured has been certified within the preceding 12 months as being unable to perform without substantial assistance at least two activities of daily living for at least 90 consecutive days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial supervision from another individual, and pursuant to a Licensed Health Care Practitioner’s Plan of Care, is in need of certain services (i.e. diagnostic, preventive, therapeutic, curing, treating mitigating and rehabilitative) for the remainder of the Insured’s life.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted prior to payment of the Death Benefit Proceeds. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Debt—The sum of all outstanding loans, including Fixed Loans and Participating Loans, and accrued interest but not yet charged. May also be referred to as Indebtedness in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all applicable policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Notice—Written notice to you (or any assignee or other designee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The Grace Notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the Grace Notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Holding Account—An account from which value is systematically transferred to an Indexed Account Option according to your allocation instructions on each Monthly Indexed Account Allocation Date. This account is part of the Accumulation Value and is credited with interest daily. The Holding Account is part of our General Account.
Indebtedness—The sum of all outstanding loans, including Fixed Loans and Participating Loans, and accrued interest but not yet charged.
Index—An external index used as a basis to determine the value of the Indexed Account. The Index currently used in this Policy is the S&P 500® Index.
Indexed Account—An allocation option under the Policy, which is a part of our General Account, which consists of Indexed Account Options that are eligible for interest based off the Index.
Indexed Account Option—An allocation option available under the Indexed Account.
Insured—The person on whose life the Policy is issued.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts, Fixed Account, and Indexed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals and loans from your Policy will be treated first as income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications—The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Segment—A portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account, that lasts for a 12-month term and is eligible for Indexed Credits at the Segment Maturity Date.
Segment Maturity Date—The date when a Segment matures, which is at the end of the 12-month term.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Accumulation Value less any applicable Surrender Charge, less Indebtedness.
Terminally Ill—An illness or physical condition which results in a life expectancy of 12 months or less.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
Written Certification—The documentation required, in a form satisfactory to us, certifying that the Insured is Chronically Ill as defined in the rider and providing certain other information with respect to the Insured’s ongoing health service needs.
Written Re-Certification—Written Certification that we must receive and approve prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for Chronic Illness Monthly Benefit Amounts in such subsequent Benefit Period, provided all other Conditions for Eligibility for Benefit Payments are met.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
For a Full Surrender, for up to 15 years from the date of the Policy, 10 years from each decrease in Specified Amount and up to 15 years from each increase in Specified Amount, you could pay a Surrender Charge of up to $42.73 (4.273%) per $1,000 of the Specified Amount.
For example, if your Policy has a Specified Amount of $100,000 and you surrender your Policy, you could be assessed a charge of up to $4,273.
•Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			•Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)
•In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.
•These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, Administrative Fees, mortality and expense risk charges and Policy Loan Interest.
•Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy
Specifications page for rates applicable to you.
•Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:
•Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	0.23%	1.64%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			•Principal Risks of Investing in the Policy
Not a Short- Term Investment
•This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
•Surrender Charges apply for up to 15 years from the Policy Date and up to 15 years from the date of any increase in your Specified Amount.
•Charges may reduce the value of your Policy and death benefit.
•Tax deferral is more beneficial to investors with a long-time horizon.
•Principal Risks of Investing in the Policy •Policy Charges and Fees

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in the Policy is subject to the risk of poor investment performance of the investment options. Performance can vary
depending on the performance of the investment options available under the Policy.
•Each investment option (including a Fixed Account investment option)
and Indexed Account Option has its own unique risks. You should review each Underlying Fund’s prospectus before making an
investment decision.
•Principal Risks of Investing in the Policy
Insurance Company Risks
•Any obligations, guarantees, and benefits of the contract including the
Fixed Account investment option are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about
Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life by calling 1-800-487-1485 or by visiting
https://www.lfg.com/public/aboutus/investorrelations/
financialinformation.
•You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/
VULprospectus.
•Principal Risks of Investing in the Policy •Lincoln Life, the Separate Account and the General Account
Policy Lapse
•Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too small in relation to the insurance amount and if investment results of the Sub-Accounts and Indexed
Account Option(s) you have chosen are adverse or are less favorable than anticipated.
•Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the
Policy has Lapsed.
•Principal Risks of Investing in the Policy •Lapse and Reinstatement
	RESTRICTIONS	Location in Prospectus
Investments
•We reserve the right to charge for each transfer between Sub-
Accounts in excess of 24 transfers per year.
•We reserve the right to add, remove, or substitute Sub-Accounts and/
or Indexed Accounts as investment options under the Policy, subject to state or federal laws and regulations. An Underlying Fund may be merged into another Underlying Fund. An Underlying Fund may
discontinue offering their shares to the Sub-Accounts.
•There are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
•Transfer Fee •Sub-Account Availability and Substitution of Funds

	RESTRICTIONS	Location in Prospectus
Optional Benefits
•Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-
dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.
•Riders
	TAXES	Location in Prospectus
Tax Implications
•You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the
Policy.
•Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
•There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).
•Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
•Investment professionals typically receive compensation for selling the
Policy to investors.
•Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the
investment professional is not compensated (or compensated less).
•Registered representatives may be eligible for certain cash and non-
cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-
cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.
•Distribution of the Policies and Compensation
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Change of Plan (located in the SAI)

OVERVIEW OF THE POLICY
What is the purpose of the Policy?
Lincoln AssetEdge® VUL 2015 is a flexible premium variable life insurance policy. Its primary purpose is to provide Owners with death benefit protection. In exchange for your Premium Payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Owners who need death benefit protection, the Policy can also be a helpful financial tool for financial and investment planning.
The Policy may not be appropriate if you do not have a long-term investment time horizon. Although Owners have access to their Surrender Value at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.
When do I have to pay Premiums and how do they get invested?
After the initial minimum Premium Payment is made, there is no minimum Premium required except to keep the Policy in force. You may generally select and vary the frequency and the amount of any Premium Payments up to the Insured’s Attained Age of 121.
After we deduct the Premium Load from your Premium Payment, we allocate your Net Premium Payment at your direction among the Policy’s Sub-Accounts and/or Fixed Account or Indexed Accounts. Please see Principal Risks of Investing in the Policy in the prospectus for more information. For monies allocated to the Sub-Account, we use your Premium Payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Sub-Account. We refer to these funds as “Underlying Funds,” and they are collectively known as the Elite Series. More information about the Underlying Funds is provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
For monies allocated to the Indexed Accounts, net Premiums are placed in the Holding Account until the next Monthly Indexed Account Allocation Date. Please see the Allocation of Net Premium Payments section of the prospectus for more information.
Although Premium Payments are not required, from time to time, there may be insufficient value to cover the Policy’s Monthly Deductions. If this happens, a Premium Payment will be needed in order to ensure the Policy’s Surrender Value is sufficient to pay the Monthly Deductions. If a Premium Payment is not made, the Policy will lapse.
What are the primary features and options that the Policy Offers?
Death Benefit Protection. Upon the death of the Insured, we will pay your designated Beneficiary a death benefit while this Policy remains in force. See the Death Benefit section of this prospectus for more information.
Access to Policy Values through Surrenders and Withdrawals. You may request a Full Surrender of your Policy, and we will pay you its Surrender Value. You may also request a Partial Surrender, which is a portion of the Surrender Value. You may incur a Surrender Charge if you request a Full Surrender.
Loans. You may take a loan on the Policy, which is subject to interest. See the Policy Loan section of this prospectus for more information.
Transfers. Generally, you may transfer funds among the Sub-Accounts and the Fixed Account and from these accounts to the Indexed Accounts, subject to certain provisions. We also offer two automated transfer programs:

Dollar Cost Averaging and Automatic Rebalancing. These transfers do not count against the free transfers available. You may incur an additional fee for transfers in excess of 24 transfers in any Policy Year.
Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Sub-Account to another or to the Fixed Account  or Indexed Accounts generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or Partial Surrender if the Owner is under the age of 59½.
Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of Policy Lapse. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in the Riders section of this prospectus.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications for information about the specific fees you will pay each year based on the options you have elected.
The fees shown in the tables below are the maximums we can charge.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts. For Policies purchased prior to November 1, 2019, please refer to Table I in the Appendix.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
•6% in all Policy Years
Premium Tax	When you pay a Premium	Up to a 3% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	•Maximum Charge: $42.73 (4.273%) per $1,000 of Specified Amount
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $23.36 per $1,000 of Specified Amount
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year	$25 for each additional transfer
*
Charge varies based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.

1
The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company’s costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
2
During the life of the Policy, you my request one or more Partial Surrenders, each of which may not exceed 90% of your Policy’s Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy’s Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
3
For up to 15 years from the Policy Date and up to 15 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
•Maximum: $83.33 per $1,000
•Minimum: $0.00 per $1,000
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.21195 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At end of each Valuation Period	Maximum of 0.20%, effective annual rate, as a percentage of Separate Account Value, calculated daily
Administrative Fee*	Monthly	•Maximum of $10, plus an additional amount up to a maximum of $1.97 per $1,000 of Initial Specified Amount or increase in Specified Amount.[2]
•Plus: Indexed Account Asset Charge; a percentage of the Holding Account Value and Indexed Account Value up to a maximum 0.15% (effective annual rate).

Charge	When Charge is Deducted	Amount Deducted
Policy Loan Interest[3]	Annually	Fixed Loan: as a percentage of amount held in the Loan Account.
•4%
Participating Loan: as a percentage of the loaned amount held against the Holding Account Value and the Indexed Account Value.
•6%
Exec Enhanced Surrender Value Rider – Multi-Life Basis (Lincoln AssetEdge® Exec VUL 2015)[4]	Monthly (in Policy Years 2-5 only)	A dollar amount per $1,000 of Initial Specified Amount
•Option 1: $0.05
•Option 2: $0.075
Overloan Protection Rider	Upon use of the benefit	One-time charge subject to a maximum of 5%, as a percentage of current Accumulation Value[5]
Optional Benefit Charges
Lincoln LifeEnhance® Accelerated Benefits Rider	Monthly	As a dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, as applicable:
•Maximum: $4.47 per $1,000[6]
•Minimum: $0.00 per $1,000
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.09 per $1,000
Waiver of Monthly Deduction Rider[7]	Monthly	Rate factor as a percentage of all other covered monthly charges:
•Maximum: 12%
•Minimum: 2%
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco): 3.5%
*
These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. The Indexed Account Charge compensates the Company for the costs of hedging and investment related expenses associated with the Indexed Account return. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1
Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.

2
The additional amount applies for the first 10 Policy Years from the Policy Date or any increase in Specified Amount. The additional amount varies based on individual characteristics. A monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount, the maximum additional amount is $1.97 per $1,000, the minimum amount is $0.01 per $1,000, and the maximum charge for a representative Insured (male, age 45, standard non-tobacco) is $0.34 per $1,000.
3
Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1-10 and 3% thereafter. Interest on Participating Loans accrues daily at an effective annual rate of 6% in years 1-10, 5% in years 11 through Attained Age 121, 3% thereafter. See the section headed “Policy Loans” for a more detailed discussion.
4
This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge® Exec VUL 2015) and the Owner of the Policy will have the opportunity to elect a higher Exec Enhanced Surrender Value (Option 2). See section headed “Exec Enhanced Surrender Value Rider - Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.
5
For Policies with applications signed on or after May 9, 2016, the charge is guaranteed at 3%. See section headed “Rider Charges” in the Policy Charges and Fees section of this prospectus.
6
Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 200% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
7
These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.23%	1.64%[1]
1
The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Fluctuating Investment Performance. A Sub-Account will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund’s objective and risk is found in this prospectus and in each Underlying Fund’s prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy’s Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company’s General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the

Fixed Account meets your investment needs. We issue other types of insurance policies and financial products. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under other types of insurance policies and financial products. Obligations under these policies and financial products that are funded by our General Account include: (1) the obligation to keep the policy and any riders in force when the policy value is below zero and a no-lapse guarantee is in effect; (2) the obligation to pay or accelerate Death Benefits that exceed the Separate Account Value. Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the contracts (and bearing all of the associated expenses). Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims-paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” or “Transfers” sections of this prospectus.
Policy Values in the Indexed Account. Premium Payments and policy values allocated to the Indexed Account (and while in the Holding Account) are held in the Company's General Account.  As is true of the Fixed Account, this means, that they are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. Again, it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits.  When money is allocated to the Indexed Account, there is a time period that must be met during which the money must remain in the Indexed Account in order for interest to be credited.  You should be aware that if you take that money out of the Indexed Account before that time period is completed, no interest will be credited on the amounts taken out.  During the time values are allocated to the Indexed Account, the amount of interest credited on those values is dependent on the relative growth of an external index.  While we guarantee that we will always credit interest at a minimum 1% interest rate, if there comes a period of time in which the index fails to grow, Premium Payments may need to be increased in order to keep the Policy from terminating (“lapsing”).  As discussed in this prospectus, there are several Indexed Account Options currently available.  It is possible that we may not always offer the same or same number of Indexed Account Options, though we will always offer at least one and we will never pay less than the guaranteed interest that can be earned in any Indexed Account Option.  An exception to this is if the Indexed Account itself is discontinued.  In such case, you will be able to transfer your Policy values held in the Indexed Account to the Fixed Account or one or more Sub-Accounts of your choosing.  However, if you do not tell us to where you would like those values transferred, they will be automatically reallocated to the Fixed Account.  Finally, please note that, if the index we use is no longer available or changes the way it is calculated, we reserve the right to substitute the index with one of our choosing, subject to any required regulatory approvals.  For more information, please see “Lincoln Life, The Separate Account and The General Account”, “Indexed Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, your Policy may include a No-Lapse Provision.
Your Policy may provide for up to a 20-Year No-Lapse period. If this provision is in effect and you pay the respective Premiums required by these provisions, your Policy will not enter the Grace Period and lapse during the applicable No-Lapse period even if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions. Once the No-Lapse period ends, if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions, your Policy may enter the Grace Period and lapse even if you pay the respective Premiums which you were required to pay during those periods. (See section headed “No-Lapse Provision” for more information about these provisions, including information about the death benefit payable.)
Policy Loans. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value. If at any time the total Debt against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy's value exceeds your basis in the Policy. There may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance in the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within 15 years of issue or within 15 years of a Specified Amount increase. There is no Surrender Charge assessed if you partially surrender your Policy; however, a Surrender Charge will be assessed if you specifically request a Reduction in Specified Amount within the Surrender Charge period. (See the section headed “Surrender Charges” for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. Upon Full Surrender only, any Segments will receive the guaranteed rate prorated based on surrender date.
Tax Consequences. As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.
Tax Treatment of Life Insurance Contracts. Your Policy is designed to qualify for the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy’s qualification as life insurance or may have other tax consequences.
Cybersecurity and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks, including ransomware and malware attacks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to system disruptions, cyber-attacks or information security breaches in the future.
In addition to cyber-security risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. They could also result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of policy-related transactions, including orders from Owners. Disasters may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. They may also impact the issuers of securities in which the Underlying Funds invest, which may negatively affect the value of the Underlying Funds and the value of your Policy. There can be no assurance that we or the Underlying Funds or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters.
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life is a stock life insurance company chartered in 1897 and now domiciled in New York. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims-paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to Owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims-paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation and interest is credited at a daily rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company. The current interest rate is shown on the Annual Statement.
The Fixed Account is not registered under the 1933 Act. The Fixed Account is not registered as an investment company under the 1940 Act. Disclosures in the prospectus regarding the Fixed Account are subject to certain generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of disclosures.
Holding Account. The Holding Account assets are held in the Company's General Account until applied to the Indexed Account and are not subject to market fluctuation.
Indexed Account. The Indexed Account is part of the Company's General Account and you may allocate all or part of your assets under certain Indexed Account Options that are eligible for interest (“Indexed Credits”) based on the performance of an outside financial index (“Index”) and are discussed in more detail under the “Indexed Account Options” section of this prospectus. It is important to note that: (a) you are not purchasing or investing in any of the stocks that make up the Index and therefore have no rights of ownership such as the right to earn dividends, receive distributions or the right to vote; (b) the performance of the Index is a factor we make reference to in determining Indexed Credits but otherwise is not part of the Policy nor is it affiliated with us. Interests in the Indexed Account have not been registered with the SEC.  Lincoln Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Indexed Account to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act of 1933.  With respect to the Indexed Account, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The Index being offered is shown in your Policy Specifications.  The current Index is the S&P 500 Index.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Life & Annuity Company of New York.  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Lincoln Life & Annuity Company of New York.  Lincoln Life & Annuity Company of New York’s product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners.

In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and generally 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders, and the Premium amounts and timing; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales incentives relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.

Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the selection factors discussed above and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us may manage some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the positive growth potential of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contract holders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of Premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
Information regarding each Underlying Fund, including (i) its name; (ii) its investment objectives; (iii) its investment advisor and any sub-investment advisers; (iv) its current expenses; and (v) and certain performance is available in Appendix A: Funds Available Under the Policy at the back of this prospectus. Comprehensive information on each Underlying Fund may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds are available by calling 1-800-487-1485, by emailing a request to CustServSupportTeam@lfg.com, or on-line at www.lfg.com/VULprospectus.
Sub-Account Availability and Substitution of Funds
We reserve the right to add, remove, or substitute Sub-Accounts as investment options under the Policy, subject to state or federal laws and regulations. An Underlying Fund may be merged into another Underlying Fund. An Underlying Fund may discontinue offering their shares to the Sub-Accounts. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•
Change the investment objective of the Separate Account;
•
Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•
Deregister the Separate Account; or
•
Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.

We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

Indexed Account Options
The Indexed Account consists of Indexed Account Options as shown in your Policy Specifications. Please consult your registered representative to determine which of the following Indexed Account Options are available to you. We reserve the right to add and remove one or more Indexed Account Options, but at least one will be available to you.
Any money allocated to the Indexed Account will first be deposited into the Holding Account (see section headed “Policy Values” for a more detailed discussion on Holding Account Value). On the 15th day of the calendar month, any money in the Holding Account will be applied to the Indexed Account Option(s) you have selected per your allocation instructions. This will begin a new “Segment”, which is a portion of the Indexed Account created each time a transfer is made from the Holding Account to the Indexed Account. A Segment lasts for a 12-month term and is eligible for Indexed Credits (see below) at the “Segment Maturity Date” (the last day of the 12-month term). Each such application to an Indexed Account Option starts a new Segment. You may have multiple Segments at any given time. You may elect ongoing allocations to a new Segment by providing allocation instructions on the segment maturity allocation form. At the end of the Segment, if you do not provide instructions to us you will be reallocated in accordance to the instructions we have on file.
Indexed Account Options are eligible for non-guaranteed Indexed Interest which is linked to the percentage change of the Index from the start to the end of the Segment — also known as 1 Year Point to Point (PTP). Each Indexed Account Option determines the crediting rate through a different method employing a “Cap” and/or a “Participation Rate”, which are declared at the beginning of each Segment. A Cap is a limit on the index growth used in calculating the amount of interest to be credited. The Participation Rate reflects how much of that growth you will be able to realize under the Indexed Account Option(s) you have chosen. The guaranteed minimum Cap and/or Participation Rate is shown in your Policy Specifications. Subsequent Caps and/or Participation Rates may differ, but will never be less than the guaranteed minimum rate. Please contact your registered representative to determine the current Cap and/or Participation Rate. For all Indexed Account Options, Indexed Crediting is applied on the Segment Maturity Date at a rate guaranteed to be no less than 1% annually.
1 Year PTP Capped Indexed Account Option: Earns the full PTP percentage increase of the Index up to the Cap declared at the beginning of the Segment. The Cap will never be less than 1%.
Advantages: Performs optimally in a moderate market.
Disadvantages: When market returns are higher, the cap may limit credited interest when compared to the Uncapped account. When Market returns are lower, credited interest is not increased through a higher participation rate when compared to the High Participation Indexed Account Option.
1 Year PTP Uncapped Indexed Account Option: Earns a portion of the PTP percentage increase of the Index based on a Participation Rate declared at the beginning of the Segment. The Participation Rate will never be less than 15%.
Advantages: Performs optimally when market returns are at their highest.
Disadvantages: When market returns are low to moderate, the lower participation rate may limit credited interest when compared to Capped or High Participation Indexed Account Options.
1 Year Point-to-Point High Participation Indexed Account Option: Earns the PTP percentage increase of the Index increased by a Participation Rate up to a Cap declared at the beginning of the Segment. The Participation Rate will never be less than 140%. The Cap will never be less than 1%.
Advantages: Performs optimally when market returns are lower.
Disadvantages: As market increases, the cap may limit credited interest when compared to the Capped or Uncapped Indexed Account Options.
How the current Indexed Account Options perform in different hypothetical scenarios using the assumed Cap and Participation Rate shown:

	Crediting Rate by Indexed Account Option
Hypothetical Index Return	1 Year PTP Capped Indexed Account Option Cap: 9.5% Participation Rate: 100%	1 Year PTP Uncapped Indexed Account Option Cap: N/A Participation Rate: 52.5%	1 Year PTP High Participation Indexed Account Option Cap: 8% Participation Rate: 140%
-4%	1%	1%	1%
6%	6%	3.15%	8%
8%	8%	4.2%	8%
15%	9.5%	7.87%	8%
32%	9.5%	16.8%	8%
Based on the assumptions shown, performs best when Index returns approximately:	8% to 18.09%	18.09% and up	0.72% to 8%
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefits, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted from the value of each Sub-Account and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made, unless you and we agree otherwise in writing. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. At the time a Monthly Deduction causes a reduction to the value of a Segment, an Index Bonus may be credited. See section headed “Index Bonus”. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.
If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction from the Sub-Accounts which have value in the same proportion as the balances invested in the total of such account(s) as of the day the deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Monthly Deduction, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost of the Monthly Deduction has been satisfied. The Monthly Deductions are made on the “Monthly Anniversary Day” (the Policy Date and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.

If the Surrender Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We reserve the right to change this charge, but guarantee it will not exceed 6% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment”.
Premium Tax
States impose premium taxes on us based on premiums received from policyholders. These taxes range from 0% to 5%. There is no explicit charge in the Policy for this, but it is factored in when developing the premium load. In considering the state premium tax component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for premium tax obligations.
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $42.73 (4.273%) per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is determined by the age of the Insured on the Policy Date or on the date of an increase in Specified Amount. For Policies purchased prior to November 1, 2019, Surrender Charge information is available in the Appendix.
If, on the Policy Date (or date of increase in Specified Amount), the Insured is:	The Surrender Charge Period as it relates to the Initial Specified Amount or any increase in Specified Amount is:
•Ages 0-55,	15 years
•Age 56,	14 years
•Age 57,	13 years
•Age 58,	12 years
•Age 59,	11 years
•Age 60 and above	10 years
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Surrender Charges, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost to cover the Surrender Charge has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Surrender Charge will not exceed the then current Accumulation Value less any Debt. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)
occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or
2)
is caused by a Partial Surrender.
B. For all other decreases, the charge will be calculated as 1) divided by 2) and then multiplied by 3), where:
1)
is the amount of the decrease;
2)
is the Initial Specified Amount; and
3)
is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient Surrender Value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the then current Accumulation Value less any Indebtedness.
In addition, if your Policy includes the Exec Enhanced Surrender Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.

Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The monthly Cost of Insurance Charge is equal to A) multiplied by the result of B) minus C), where:
A) is the current cost of insurance rate as determined by the Company, which the Company may change subject to the Policy’s maximum rates;
B) is the death benefit at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor (1 plus .00082954), divided by 1,000; and
C) is the Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee (as described below) but prior to the deduction for the monthly Cost of Insurance, divided by 1,000.
The Net Amount at Risk Discount Factor is the monthly equivalent of an effective annual rate of 1%.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Changes to the current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency, expenses (including, but not limited to, taxes and reinsurance), capital and reserve requirements. For this reason, the current cost of insurance rates may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in the “Periodic Charges Other Than Underlying Fund Operating Expenses” table in this prospectus.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. We reserve the right to change this charge, but guarantee it will not exceed the maximum rates as shown in the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table of this prospectus.
The charge is guaranteed not to exceed an annual rate of:
All Policy Years	Guaranteed Maximum: 0.20%
Administrative Fee
There is a monthly Administrative Fee, (as shown in the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table of this prospectus and reflected as the “Monthly Administrative Fee” in the Policy Specifications), which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including but not limited to premium billing and collection, policy value calculation, confirmations, and periodic reports. It is calculated as A) plus B) plus C) where:
A) a flat Monthly Deduction of $10. This is deducted during all Policy Years up to age 121 on a guaranteed basis. Currently this is deducted to age 100.
B) for the first 10 Policy Years from the Policy Date or for 10 years following each increase in Specified Amount, a per $1,000 charge which varies with the Insured’s issue age, gender, death benefit option, Benefit Selection Option, and premium class. This charge will never exceed $1.97 per month per $1,000 of Initial Specified Amount or increase in Specified Amount. We reserve the right to change this charge, but guarantee it will not exceed the maximum rates as shown in the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table of this prospectus.
C) for the first 15 Policy Years from the Policy Date, a percentage of the value in the Holding Account and Indexed Account, guaranteed not to exceed an annual effective rate of 0.15%.
Policy Loan Interest
If you borrow against your Policy in the form a Fixed Loan, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1-10, 3% in years 11 and beyond. We will credit 3% interest on the Loan Account Value in all years.
Interest charged on a Participating Loan will be at an annual effective rate of 6% in years 1-10, 5% in years 11 through Attained Age 121, and 3% thereafter.
The amount of your Fixed Loan or Participating Loan, plus any accrued but unpaid interest, equals your Indebtedness.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Exec Enhanced Surrender Value Rider.  If application is made for Policies on a multi-life basis (as the Lincoln AssetEdge® Exec VUL 2015), there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2.
Lincoln LifeEnhance® Accelerated Benefits Rider. If you elect this rider, there is a monthly Cost of Insurance Charge for this rider which will be part of the Monthly Deduction made under the Policy. The amount deducted each Policy Month will be calculated as (A) multiplied by (B) where:
(A)
is the applicable rate found in the “Table of Insurance Rate Per $1,000 of Policy Net Amount at Risk or Rider Net Amount At Risk” shown on the Policy Specifications; and
(B)
is either i. or ii. noted below:
i.
For any Policy Month prior to acceleration of the death benefit, the Policy’s Net Amount at Risk divided by $1,000; or
ii.
Following acceleration of the death benefit, for any Policy Month in which benefits are not payable, the Rider’s Net Amount at Risk divided by $1,000.
The Rider’s Net Amount at Risk is equal to the Remaining Benefit Amount at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown on the Policy Specifications, minus the Policy’s Accumulation Value at the beginning of the Policy Month after the deduction of the monthly Administrative Fee shown in the Policy Specifications (see Table II of this prospectus) but prior to the deduction for the monthly Cost of Insurance.

Each Policy Month you receive a Chronic Illness Monthly Benefit Amount or the Terminal Illness benefit, this rider’s Cost of Insurance will be waived.
Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. For Policies with applications signed on or after May 9, 2016, this charge is 3% of the then current Accumulation Value. For all other Policies, this charge will not exceed 5% of the then current Accumulation Value.
Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the Insured. The maximum percentage is 12%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Administrative Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and may require an examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insured.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 16 and at most age 85, if the Policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)
initial death benefit amount, death benefit option, and death benefit qualification test;
2)
optional riders;
3)
the amount and frequency of Premium Payments; and
4)
the amount of Net Premium Payment to be allocated to the selected Sub-Accounts , the Fixed Account, or the Indexed Account.
In addition, for Policies sold on a multi-life basis as Lincoln AssetEdge® Exec VUL 2015, the Exec Enhanced Surrender Value Rider will automatically be included with each Policy, and the Owner of each Policy will have choice of which enhancement option is desired. (See discussion of “Exec Enhanced Surrender Value Rider” in the Riders section of this prospectus).
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, assign the Policy and make transfers. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.

Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated among the Sub-Accounts, Fixed Account, and Indexed Account which you designated. Any Net Premium Payments allocated to the Indexed Account will be held in the Holding Account until the next Indexed Account Allocation Date.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000 (other limits may apply when your Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, and from these accounts to the Indexed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. Transfers from the Indexed Account can only be made from a Segment that has reached the end of its 12-month term (“Matured Segment”), based on your allocation instructions. Money cannot be transferred out of a Segment. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)
25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)
the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts or the Indexed Account, it may take several years to do so. We reserve the right to waive these transfer restrictions from the Fixed Account at any time. Please contact your registered representative to determine if a waiver is currently in effect.
Requests for transfers must be made in writing, electronically, or by telephone if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account or the Indexed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the New York Stock Exchange (generally 4:00 pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
We reserve the right to change the terms and conditions of the “Transfers” section in response to changes in legal or regulatory requirements. Further, we reserve, at our sole discretion, the right to limit or modify transfers in the interest of overall fund management or transfers that may have an adverse effect on other Owners. Transfer rights may be restricted in any manner or terminated until the beginning of the next Policy Year if we determine that your use of the transfer right may disadvantage other Owners.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Account to Sub-Account to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Account of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. More information about each rider follows the table.
Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Exec Enhanced Surrender Value Rider - Multi-Life Basis
Provides an
Enhanced Surrender
Value if your Policy if
fully surrendered
during the Exec
Enhanced Surrender
Value Period. It may
also provide a credit
for a portion of the
monthly
Administrative Fees
during this period
depending on the
Rider option elected.
		Standard	•Available at Policy purchase only. •Rider is required and will be automatically issued for Policies purchased as a business or entity on a multi- life basis.
Overloan Protection Rider	Provides that your Policy will not lapse solely based on Debt exceeding the Surrender Value.	Standard
•Automatically issued at Policy purchase if Guideline
Premium Test is chosen. Not available if Cash Value
Accumulation Test is chosen.
•Once you exercise the benefit, the following changes
will be made to your Policy:
•We will no longer allow Premium Payments, Partial
Surrenders, or changes to the Specified Amount.
•All other riders will be terminated.
•No additional Monthly Deductions will be taken.
•The Separate Account Value will be transferred to the
Fixed Account.
•The Policy will become paid-up insurance (i.e. no
further payment will be required).

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Lincoln LifeEnhance® Accelerated Benefits Rider	Advances payment of up to 100% of the Original Benefit upon the occurrence of chronic or terminal illness.	Optional
•Available at Policy purchase only.
•Start of benefit payments will terminate the Exec
Enhanced Surrender Value Rider, if applicable.
•Availability subject to underwriting criteria (including
age and state of health) at time of Policy purchase
only.
•The chronic illness or terminal Illness, must meet
conditions of the Rider to qualify for payments.

Change of Insured Rider	Permits a change in the person who is Insured under the Policy.	Optional
•Available at Policy purchase or until the Attained Age
of 65.
•Availability may vary by selling broker dealer. You
may obtain information about the optional benefits
that are available through your broker dealer by
contacting your broker dealer or our Administrative
Office.
•Benefit ceases to be available on the contract
anniversary nearest to the current Insured’s 65th
birthday.
•The new Insured is subject to underwriting
requirements.
•Policy value requirements apply.
•Policy charges applicable to the new Insured may
differ from charges applicable to the current Insured.
•Any change in Insured is a taxable event.

Waiver of Monthly Deduction Rider	Waives Monthly Deductions during periods of total disability.	Optional	•Available at Policy purchase only. •The disability must meet conditions and commence prior to the Policy Anniversary nearest the Insured’s 65th birthday to qualify for payments.
Dollar Cost Averaging
An investment
strategy that divides
up the total amount
to be invested in one
or more Sub-
Accounts over a
specified period of
time. This averages
the purchase cost of
the assets over time
and helps to reduce
the potential impact
of market volatility.
Optional
•Available at Policy issue or any time after Policy issue
by contacting our Administrative Office.
•You may select on a monthly or quarterly basis.
•Transfers from the Fixed Account can only be elected
at the time your Policy is issued.
•Systematically transfers amounts from the money
market Sub-Account or on a limited basis from the
Fixed Account.
•Automatically terminates under certain conditions.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Automatic Rebalancing	To periodically restore Sub-Account exposure to a pre- determined level selected by the policyholder to reduce potential risk of exposure to market volatility.	Optional
•You may select a quarterly, semi-annual or annual
basis.
•The Fixed Account and the Indexed Account are not
subject to rebalancing.
•May be elected, terminated, or the allocation may be
changed at any time.

Benefit Selection Option
Reduces the Monthly
Administrative
Expense Fee
deducted from the
Policy and thereby
reduces the cost of
the death benefit
provided by the
Policy. Provides
opportunity to have a
larger Accumulation
Value allocated to the
Fixed Account and
invested in the Sub-
Accounts.
Optional
•Available at Policy purchase only.
•Election of this option is made by selecting a
percentage from 1 to 100.
•Election is irrevocable and cannot be changed or
terminated after Policy issue.
•If elected, Benefit Selection Option reduces the
Specified Amount used to calculate Death Benefit
Proceeds under the Continuation of Coverage
provision.

Policy Loans	Borrow against the Surrender Value of your Policy.	Optional
•We may limit the amount of your loan so that total
Debt under the Policy will not exceed 90% of an
amount equal to the Accumulation Value less
Surrender Charge.
•Amounts transferred to the Loan Account do not
participate in the performance of the Sub-Accounts or
the Fixed Account.

Exec Enhanced Surrender Value Rider – Multi-Life Basis. If application is made for Policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple Policies covering several Insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) is required and will automatically be issued with each Policy. Please note that only businesses and entities may purchase this Policy on a multi-life basis and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the Policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the Policy; or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).
Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)
the Policy's Accumulation Value; minus
2)
Indebtedness
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1,000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of the “Periodic Charges Other Than Underlying Fund Fees and Operating Expenses” table as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)
if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)
the Policy's Accumulation Value; minus
2)
Indebtedness; plus
3)
the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)
if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)
the Policy's Accumulation Value; minus
2)
Indebtedness
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.
Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your registered representative.
Your Policy Accumulation Value at any point in time equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value (see the section headed “Policy

Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) showing the election of either Option 1 or Option 2 for a Policy with a 6 year Exec Enhanced Surrender Value Period:
Sample Policy
•
Insured: Male Standard Non-tobacco, age 55
•
Duration of Policy's Surrender Charge at issue: 6 years
•
Specified Amount: $2,500,000
•
Benefit Selection Option: Not Elected
•
Death Benefit Option: 1 (Level)
•
Planned annual Premium Payment: $60,000
•
No Indebtedness
•
Assumed Investment Return: 8% gross (7.35% net)*
•
For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2
	Without Exec ESV Rider		With Exec ESV Rider – Option 1		With Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$38,911	$0	$38,911	$38,911	$38,911	$49,886
2	$80,760	$0	$79,199	$79,199	$78,419	$89,394
3	$125,770	$61,020	$122,531	$122,531	$120,911	$131,886
4	$174,179	$125,629	$169,134	$169,134	$166,612	$177,587
5	$226,244	$193,894	$219,258	$219,258	$215,765	$226,740
6	$282,241	$266,091	$274,727	$274,727	$270,970	$270,970
*
The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
Overloan Protection Rider.  If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy if the death benefit qualification test chosen is the Guideline Premium Test. This rider is not available if you have chosen the Cash Value Accumulation Test as the basis for the Policy qualifying as life insurance under federal tax law and the benefit is not available to you if the Policy is a Modified Endowment Contract.  While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses” table of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:

•
Policy Indebtedness is larger than the Specified Amount;
•
The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in force”) as shown in the Policy Specifications;
•
Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•
A level Death Benefit must be in effect;
•
The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•
The ratio of Indebtedness to the Policy’s Accumulation Value must be between the Minimum and Maximum Value Threshold Percentages shown in the Policy Specifications (applies only to Policies with applications signed on or after May 9, 2016);
•
Both the guideline single premium and the guideline level premiums calculated under the Guideline Premium Test must be greater than zero (see the “Death Benefit Qualification Test” section of this prospectus) (applies only to Policies with applications signed on or after May 9, 2016);
•
The sum of three Monthly Deductions and the election charge must exceed the Surrender Value. (applies only to Policies with applications signed prior to May 9, 2016).
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed (only applicable for Policies with applications signed prior to May 9, 2016).
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following amounts, less Indebtedness:
(i) Indebtedness plus $10,000 (for Policies with applications signed on or after May 9, 2016) or Accumulation Value plus $10,000 (for Policies with applications signed prior to May 9, 2016); or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Lincoln LifeEnhance® Accelerated Benefits Rider. The availability of this rider is based upon the Insured meeting our underwriting criteria (including the Insured’s age, gender and the state of the Insured’s health at the time of your application). You must apply for this rider at the time you apply for your Policy. Charges for this rider, if elected, are part of the Monthly Deductions.
Benefits provided under this rider coordinates with other benefits and reimbursements provided by other sources (insurance or otherwise) that are payable due to the Insured’s Chronic Illness. As a result, for any period when the Insured is Chronically Ill, you may receive reduced benefits or no benefit at all under this rider depending on the amount of benefits and reimbursements from such sources for the Insured’s Chronic Illness that apply for that period.
This rider provides for the acceleration of up to 100% of the Original Benefit Amount, as determined below, upon occurrence of a Qualifying Event provided all of the terms and conditions of this rider have been met. There are two Qualifying Events: (1) the Insured is certified as Chronically Ill as defined in the rider; or (2) the Insured is certified as Terminally Ill as defined in the rider.
Determining the Original Benefit Amount: Depending on which Qualifying Event occurs, the Original Benefit Amount will be determined as follows, assuming all the Conditions for Eligibility for Benefit Payments (see below) have been satisfied:
A.
For Chronic Illness, as determined on the Monthly Anniversary Day after the effective date of the Insured’s Chronic Illness:
•
the Policy’s Death Benefit Proceeds, without reduction by an outstanding Indebtedness, (the “Gross Death Benefit Proceeds”), after a (required) switch to Death Benefit Option 1.
B.
For Terminal Illness, as determined on the Monthly Anniversary Day after our receipt of all documentation provided by you necessary to satisfy all Conditions of Eligibility for Benefit Payments:
•
the Gross Death Benefit Proceeds after a (required) switch to Death Benefit Option 1.
Conditions for Eligibility for Benefit Payment: You are eligible to receive an Accelerated Benefit payment if the Policy and this rider are in force and the Insured is living when all of the following requirements (the “Conditions for Eligibility for Benefit Payment”) are met:
1.
Our receipt and approval of the following documentation that you provide:
a.
For Chronic Illness, Written Certification or Written Re-certification that the Insured is a Chronically Ill individual; or
b.
For Terminal Illness, a Terminally Ill Certification that the Insured is Terminally Ill; and
c.
A written consent from any assignee of record named under the Policy or any irrevocable Beneficiary named under the Policy to make such payment to you; and
2.
The completion, at our expense, of a personal interview with, and an assessment of, the Insured, including examination or tests by a “Licensed Health Care Practitioner” of our choice for the Chronic Illness qualifying event or by a physician of our choice for the Terminal Illness qualifying event; and our receipt of copies of any relevant medical records from a health care provider involved in the Insured’s care.
Note: If there is a difference in opinion between the Insured’s Licensed Health Care Practitioner and our Licensed Health Care Practitioner, we will require that a third opinion be obtained from a Licensed Health Care Practitioner acceptable to us and you. This opinion will be at our expense and will be mutually binding. A Licensed Health Care Practitioner is a physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the United States Secretary of Treasury, or qualifications to our satisfaction, and must be licensed in the United States.
Benefit Payments and the Remaining Benefit Amount: No benefits will be paid unless and until all Conditions for Eligibility for Benefit Payments have been satisfied and the terms and conditions of this rider are met. The Original Benefit Amount will be reduced by any benefit payments made. The balance remaining is the “Remaining Benefit Amount”. There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments have been satisfied. Benefits for Terminal Illness will be paid as a lump sum while benefits for Chronic Illness will be paid on a monthly basis for each Benefit Period that commences due to the Insured’s Chronic Illness. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider’s benefits will only be paid to the Owner of the Policy and will only be paid by check or other method made available by us and elected by you. Note: Any benefit to be paid is subject to the “Incontestability” provision of the Policy. You may elect to receive the benefits provided by this rider as follows:
(a)
Chronic Illness Monthly Benefit Amounts and then at a later date elect to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness Monthly Benefit Amount and the Terminal Illness benefit; or
(b)
Terminal Illness benefit and then at a later date elect to receive Chronic Illness Monthly Benefit Amounts.
The benefit payment options available to you under this rider are as follows:
(1)
For a Chronic Illness Qualifying Event
For each Benefit Period, defined below, in which you qualify to receive benefits, you may elect a Monthly Benefit Amount equal to or greater than the Minimum Monthly Benefit but not exceeding the Maximum Monthly Benefit. Both of these amounts are shown on the Policy Specifications. Please note that the Monthly Benefit Amount is not cumulative. The entire Maximum Monthly Benefit may be taken, but if not, the remaining portion cannot be added to future payments. By electing an amount less than the Maximum Monthly Benefit, the amount of the Original Benefit Amount available for later benefit payments (the “Remaining Benefit Amount” as noted above) will be reduced more slowly; however, you should consider that you may or may not re-qualify for future “Written Re-certifications”. A “Benefit Period” is a period of twelve consecutive months that begins on the Monthly Anniversary Day after the effective date of the Insured’s Chronic Illness. A new Benefit Period will begin no earlier than the end of the current Benefit Period.
The largest amount that may be elected is the Maximum Monthly Benefit, and may not exceed the lesser of (a) the percentage of the Original Benefit Amount on the Policy Specifications; or (b) the monthly equivalent of the Per Diem Limit (which is set annually on January 1 by the Internal Revenue Service.) At the time of claim and for each subsequent Benefit Period, we will notify you of your Maximum Monthly Benefit. You must inform us of all coverage and reimbursements that will (or are expected to) be received by you under any other insurance, generally, and under any other insurance that specifically covers the Insured’s Chronic Illness and is subject to the same limit.
Sixty (60) days prior to the end of each Benefit Period, we will send you documentation for Written Re-certification. If your Maximum Monthly Benefit is based on the Per Diem Limit and the Per Diem Limit increases, we will advise you of the adjusted Maximum Monthly Benefit. It will be based on a 30 day Policy Month and if you have elected the Maximum Monthly Benefit, the actual amount you receive will be adjusted based on the number of days in each Policy Month.
Chronic Illness Monthly Benefit Amounts will end when any of the following occur:
(1)
the Insured fails to meet any one of the Conditions for Eligibility for Benefit Payments;
(2)
you notify us to discontinue Monthly Benefit Amount payments; or
(3)
the Remaining Benefit Amount is reduced to zero; or
(4)
this rider terminates.
In the event you request that we discontinue Monthly Benefit Amount payments and then, at a later date, you desire to begin a new Benefit Period, we will allow you to do so provided all of the Conditions for Eligibility for Benefit Payments are met.
(2)
For a Terminal Illness Qualifying Event
The maximum Terminal Illness benefit payment will be the lesser of (a) 50% of the Remaining Benefit Amount; or (b) $250,000. Note: This benefit will only be paid once and will be paid as a lump sum, if you elect less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment you request and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor discussed below. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.
As described above, a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. This actuarial discount factor reflects the early payment of benefits available under the Policy. The actuarial discount factor used will be based on an interest rate which has been declared by us in effect on the date of application for benefit payments. The maximum interest rate used shall not exceed the greater of:
a)
the current yield on 90 day treasury bills available on the date of the application for the benefit payment; or
b)
the current Maximum Adjustable Policy Loan Interest Rate (the highest variable interest rate permitted under state law) in effect on the date of the application for the benefit payment. This maximum rate will not be more than the higher of the following:
(1)
The published monthly average (defined below) for the calendar month ending 2 months before the date of the application for an accelerated payment; or
(2)
A rate of 2 percent.
The published monthly average referred to above is defined as:
(a)
Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investors Service, Inc., or any successor thereto; or
(b)
In the event that Moody's Corporate Bond Yield Average - Monthly Average Corporates is no longer published, a substantially similar average, established by regulation, or other method, issued by the Insurance Department of the state or other jurisdiction where the Policy is delivered.
Impact to Loans: Benefits paid under this rider will be first used to repay a portion of any outstanding Indebtedness under the Policy. The portion to be repaid will be determined by the product of the following:
[A / B] * C where:
A = is Indebtedness;
B = is the Remaining Benefit Amount immediately prior to a benefit payment; and
C = is either i. or ii. noted below, depending on the Qualifying Event:
i.
the Chronic Illness Monthly Benefit Amount; or
ii.
the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.
If there is value in the Loan Account, the Loan Account will be reduced by the amount of the reduction in the benefit payment due to the repayment of Indebtedness.
It is important to note that if any of the following riders are attached to your Policy, this rider may have an impact on any benefits provided under such rider.
Waiver of Monthly Deduction Rider: If the Insured is on Total Disability as provided under any Waiver of Monthly Deduction Rider, we will continue to waive the Monthly Deductions falling due under the Policy once payment of benefits begin under this rider.
Exec Enhanced Surrender Value Rider: Once payment of benefits under this rider begins, the Exec Enhanced Surrender Value Rider will terminate.
Overloan Protection Rider: If your Policy has a loan and you have received benefits under this rider, the “Minimum Death Benefit” provision of this rider will supersede the Overloan Protection Rider. If this rider terminates and the Policy remains in force, the benefit under the Overloan Protection Rider will be available subject to the terms of that rider.

Benefit payments under this rider will reduce certain policy and rider values by multiplying such values by a Reduction Ratio noted below. The values that will be reduced are as follows:
1.
Specified Amount;
2.
Accumulation Value;
The Reduction Ratio will be applied to the Accumulation Value in the following order:
(i) The Fixed Account Value and Sub-Accounts will be reduced first in the same proportion as the balances are invested in such accounts;
(ii) If insufficient value exists in the Fixed Account and Sub-Accounts to cover the reduction in Accumulation Value, the Holding Account Value, if any, will be reduced;
(iii) If insufficient value exists in the Holding Account to cover the reduction in Accumulation Value, the most recently opened Segment, if any, will be reduced and will continue in successive order on a last in – first out basis. If multiple Segments were opened on the same Allocation Date, a prorated portion will be taken from each Segment.
Any reduction will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:
A.
Chronic Illness Benefit Payments:
Each Monthly Benefit Amount will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Monthly Benefit Amount, and
b = is the Remaining Benefit Amount immediately prior to a benefit payment.
B.
Terminal Illness Benefit Payment:
The payment of a Terminal Illness benefit will reduce the above values by a Reduction Ratio of (b-a)/b where:
a = is the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor, and
b = is the Remaining Benefit Amount immediately prior to the benefit payment.
Additional terms to consider:
For each Policy Month you receive a rider benefit payment, we will send you a monthly report showing the change in current values under your Policy.
If a Death Benefit Option other than Death Benefit Option 1 (Level) is in effect, the Death Benefit Option will be changed to Death Benefit Option 1 (Level) prior to the first benefit payment. No further Death Benefit Option changes are permitted.
The Surrender Charges as shown on the Policy Specifications will be waived.
If the Policy includes a No-Lapse Provision, the provision will terminate.
If there is any Premium in a premium deposit fund, this Premium will be returned to you and will be treated as a normal return of Premium and not as a benefit payment under this rider. If we return any accrued interest with the Premium amount, the interest will be reported as taxable income to you.
You may not make a change in Specified Amount, a change in the Insured’s premium class as shown on this rider’s Policy Specifications, or add rider benefits or increase the amount of rider benefits.
Further, we reserve the right to transfer all value of each Sub-Account(s) to the Fixed Account. We also reserve the right to transfer all value of the Holding Account and the Indexed Account, if any, to the Fixed Account.
If the death of the Insured occurs prior to the date you satisfy all Conditions for Eligibility for Benefit Payments, we will pay the Death Benefit Proceeds. If the death of the Insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the remaining Benefit Amount after the date of the Insured’s death.
This rider provides for Monthly Deductions to be waived in the event you are receiving or have received Chronic Illness Monthly Benefits or a Terminal Illness Benefit. Once benefit payments begin, the Policy’s Monthly Deductions will continue until the Policy’s Surrender Value is reduced to an amount insufficient to pay the Monthly Deduction. After this occurs, the Policy will not lapse as long as this rider is in force. We will stop billing you and will not allow Premium Payments. However, we will continue to accept loan repayments.
It is important to note that benefits under this rider are not provided for Chronic Illness resulting from:
1.
Intentionally self-inflicted injury or attempted suicide;
2.
War or any act of war (whether declared or undeclared);
3.
The Insured’s participation in a felony, riot, or insurrection; or
4.
Alcoholism or drug addiction.
You may reinstate this rider as part of your Policy if the Policy is terminated and reinstated. Such reinstatement will be subject to satisfactory evidence of insurability and all other terms and conditions of the Policy to which it is attached.
This rider and all rights provided under it will terminate automatically upon whichever of the following occurs first:
1.
The date you request in writing to terminate this rider;
2.
The Policy’s Specified Amount exceeds the Specified Amount Limit as shown on the Policy Specifications;
3.
The Remaining Benefit Amount is reduced to zero which will cause the termination of both this rider and the Policy to which it is attached;
4.
Termination of the Policy; or;
5.
The death of the Insured which will cause Death Benefit Proceeds to become payable under the Policy
In addition, if you have received payment for benefits under this rider, this rider will terminate on the earliest of the following:
1.
The date you take a Partial Surrender under the Policy; or
2.
The date you take a loan under the Policy.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event to the extent that there is taxable gain at the time of the change of Insured.
Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Policy Loans. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value. We may limit the amount of your loan so that total Debt under the Policy will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. If at any time the total Debt against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy's value exceeds your basis in the

Policy. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. There may be adverse tax consequences if your Policy lapses with an outstanding loan balance. Please see “POLICY LOANS” section for additional information.
Optional Sub-Account Allocation Programs
You may elect to participate in Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.
Dollar Cost Averaging terminates automatically:
1)
if the value in the money market Sub-Account  or on a limited basis from the Fixed Account is insufficient to complete the next transfer;
2)
7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)
after 12 or 24 months (as elected by you); or
4)
if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account and the Indexed Account are not subject to rebalancing. The pre-determined level is the allocation initially selected on the allocation form provided by us, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. These transfers do not count against the free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.

Benefit Selection Option
When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the Insured dies after reaching Attained Age 121.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided after Attained Age 121 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the Monthly Administrative Expense Fee deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy.
Since reducing the monthly charges will reduce the amounts deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and Indexed Account, and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the Insured reaches Attained Age 121, you should discuss with your registered representative the extent to which your need for such protection may decrease at that point. Your registered representative can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.
You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy’s Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the Insured has reached Attained Age 121 which is the greater of:
(i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the “Continuation of Coverage Death Benefit Based Upon Specified Amount”); or
(ii) an amount equal to your Policy’s Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the “Continuation of Coverage Death Benefit Based Upon Accumulation Value”),
both less Indebtedness (see section headed “Death Benefits – Death Benefit Options” for discussion of impact on death benefits of your choice of Death Benefit Options).
The following example shows three Policies on the same Insured. In the first Policy, the Benefit Selection Option was not elected; and in the second and third Policies the Benefit Selection Option (with differing percentages) was elected:
Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: None	$0.42167 per thousand of Specified Amount (higher)	100% of Specified Amount (higher)	This option offers the full Specified Amount during Continuation of Coverage. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.

Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: 50%	$0.26084 per thousand of Specified Amount (lower)	50% of Specified Amount (lower)
This option offers less than the full
Specified Amount during
Continuation of Coverage. The
Monthly Administrative Expense Fee
is reduced in exchange. Therefore,
this option allows somewhat more
money to be invested in the Sub-
Accounts or allocated to the Fixed
Account and Indexed Account while
providing a part of the Specified
Amount during Continuation of
Coverage.

Election: 100%	$0.10000 per thousand of Specified Amount (lowest)	0% of Specified Amount (lowest)
This option offers no Continuation of
Coverage Specified Amount. The
Monthly Administrative Expense Fee
is reduced in exchange. Therefore,
this option allows more money to be
invested in the Sub-Accounts or
allocated to the Fixed Account and
Indexed Account.

You elect this option by selecting a percentage from 1 to 100. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Continuation of Coverage
If the Insured is still living at Attained Age 121, and the Policy is still in force and has not been surrendered, the Policy will automatically remain in force until surrender or death of the Insured.
The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed “Benefit Selection Option”.
There are certain changes that will take place on the Policy Anniversary when the Insured reaches Attained Age 121:
1)
we will not accept Premium Payments;
2)
we will make no further deductions;
3)
policy values held in the Separate Account and Holding Account will be transferred to the Fixed Account;
4)
we will continue to credit interest to the Fixed Account;
5)
we will not transfer amounts to the Sub-Accounts;

6)
we will not allow any new Segments to be opened and the value of each Maturing Segment will be transferred to the Fixed Account on the Segment Maturity Date;
7)
we will convert a Participating Loan to a Fixed Loan;
8)
we will continue to charge loan interest; and
9)
we will not allow any changes to the Specified Amount.
However, loan interest will continue to accrue.
This provision will not continue any rider attached to this Policy beyond the date for such rider’s termination, as provided in the rider.
If this Policy is in the Grace Period at the Insured’s Attained Age 121, you will need to pay the minimum amount required to remove this Policy from the Grace period in order to guarantee continuation of this Policy beyond the Insured’s Attained Age 121.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)
Full Surrender of the Policy;
2)
death of the Insured; or
3)
failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Surrender Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts, the Fixed Account, and the Indexed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts, the Fixed Account, and the Indexed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.

Net Premium Payments allocated to the Indexed Account are placed in the Holding Account until the next “Monthly Indexed Account Allocation Date”. The Monthly Indexed Account Allocation Date is the 15th day of the calendar month. You may change your Indexed Account allocations at any time; however, Indexed Account allocations changes received less than two business days prior to the Monthly Indexed Account Allocation Date will require allocation changes to be delayed until the next Monthly Indexed Account Allocation Date.
Maturing Segments will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account per your allocation instructions.
The amount of Net Premium Payments allocated to the Sub-Accounts, the Fixed Account, and the Indexed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.

Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, Holding Account Value, Indexed Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)  Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account, Holding Account, Indexed Account or the Loan Account;
5)  Persistency Bonuses, if any;
6)  Index Bonuses, if any;
7)  Monthly Deductions; and
8)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)
the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)
the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)
the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated to or transferred to or from the Fixed Account, plus interest credited, any Persistency Bonuses (see below) and less any deductions including Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at a daily rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Fixed Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 3% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.

The Holding Account Value, if any, reflects amounts allocated to or transferred to or from an account called the “Holding Account”, plus interest credited, and less any deductions including Partial Surrenders. Any money allocated to the Indexed Account will first be deposited into the Holding Account. Interest is credited daily at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company.
The Indexed Account Value, if any, reflects the sum of all Segments that have not met their Segment Maturity Date. The value of a Segment is the amount of any transfer from the Holding Account, plus any Index Bonus credits, less any deductions including Partial Surrenders. Value that has remained in a Segment until the Segment Maturity Date is eligible for an Indexed Credit. Refer to the section of this prospectus headed “Indexed Account Options” for further detail regarding the calculation of Indexed Credits and your Indexed Account Options.  The Value of a Maturing Segment will be allocated to the Fixed Account, Sub-Account(s), and Indexed Account Options per your allocation instructions. You may establish more than one Segment on the same date and there are currently no limitations on the number of Segments in effect at one time.
Index Bonus
One of the considerations for allocating to the Fixed Account instead of the Indexed Account is to provide sufficient value to cover Monthly Deductions within the Fixed Account to avoid a reduction to the value of a Segment. However, putting too much money in the Fixed Account can reduce the potential for Indexed Account growth.
The Index Bonus is designed to eliminate the need to direct allocations to the Fixed Account for the purpose of covering Monthly Deductions. If the Policy Value is greater than zero and a Monthly Deduction is to be applied against a Segment, we guarantee to credit an Index Bonus. The amount credited will equal the total reduced value of all Segments multiplied by a factor that approximates the interest you would have been credited if that value had been in the Fixed Account, guaranteed to be no less than an effective annual rate of 1%. The Index Bonus will be credited on the Monthly Anniversary Day, after the processing of the Monthly Deduction, to the most recently opened Segment with a value greater than zero.  If multiple Segments were opened on the same allocation date, a prorated portion of the Index Bonus will be credited to each of the Segments.
Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 16, we will credit a Persistency Bonus to the Fixed Account and any of the Sub-Account(s) in the same proportion as the balances invested in the total of such account(s) as of the date the credit is applied, at an annual rate guaranteed to be not less than 0.35% of the Fixed Account Value and Sub-Account Value on the Monthly Anniversary Day.
The Persistency Bonus is based upon reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Persistency Bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, Holding Account Value, Indexed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Indebtedness, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the section of this prospectus headed “Continuation of Coverage” for a discussion of the death benefits for age 121 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)
the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Indebtedness; or
2)
an amount equal to the Accumulation Value on the date of death plus any interest credited to a Segment that has not reached maturity on the date of the Insured's death at the guaranteed annual interest of 1% applied on a prorated basis multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your registered representative can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1
The greater of: the Specified Amount less Debt or a percentage of the Accumulation Value equal to that required by the Internal
Revenue Code to maintain the Policy as a life insurance policy less
Debt. The Death Benefit Proceeds are reduced by any Partial
Surrenders after the date of death.
May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.
2
The greater of:
a)the sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death, less any Partial Surrenders and
Debt after the date of death; or
b)the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders and Debt after the date of death.
May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account and Indexed Account.
3	Sum of the Specified Amount plus the accumulated Premiums, up to the Death Benefit Option 3 limit as shown on the Policy Specifications less any Partial Surrenders and Debt after the date of death.	Will generally increase, depending on the amount of Premium paid.
A Partial Surrender after the date of death is an amount we may have paid to the Owner after the date of the Insured’s death but before the death of the Insured was reported to us.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the death benefit and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000 (other limits may apply when your Policy is not fully underwritten).
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
2 to 1
The Specified Amount will be increased by the greater of:
a)the Accumulation Value as of the effective date of change; or
b)the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.
(This changes the death benefit under the Policy from one that may increase over time by the growth in the Accumulation Value to a level death benefit.)

3 to 1	The Specified Amount will be increased by accumulated Premiums up to the Death Benefit Option 3 limit as shown on the Policy Specifications as of the effective date of the change.
Death Benefit Option 2 or Death Benefit Option 3 may only be elected at the time you apply for your Policy.
If you increase the Specified Amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the Specifications Pages of each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified

Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.
Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MECs in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the

Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured and any other necessary claims requirements, the Death Benefit Proceeds will be paid. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by submitting a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Accumulation Value less any Indebtedness, less any applicable Surrender Charge (the “Surrender Value”). If your Policy was purchased on a multi-life basis as Lincoln AssetEdge® Exec VUL 2015, which includes the Exec Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your Policy during the Surrender Charge period.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts, the Fixed Account, and the Indexed Account that have values allocated to them. If value is deducted from a Segment that has not reached maturity in the Indexed Account, the amount of interest that will be applied to the reduction in value of the Segment will be a prorated portion of the guaranteed annual interest of 1%. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
At any time, you may transfer all of the Separate Account Value, Indexed Account Value and Holding Account Value to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of the Separate Account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. No further administrative fees will be deducted under the new Policy. Note, too, that unless otherwise provided, you will not be able to continue any supplementary or additional benefits provided by riders under the original Policy. Please contact your registered representative for an illustration of the policy you could receive if you decide to exchange your Policy.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Indebtedness, less any applicable Surrender Charge.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date of deduction. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Partial Surrender, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1
The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii)
the result of [(1) minus (2)] divided by (3) where:
(1)is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor
Percentages Table in the Policy Specifications;
(2)is the Specified Amount immediately prior to the Partial Surrender; and
(3)is the applicable percentage shown in the Corridor Percentages Table in the Policy
Specifications.

2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within 7 calendar days of our receipt of your request.

POLICY LOANS
Your Policy permits you to borrow against its Surrender Value in the form of two loan options: a Fixed Loan or a Participating Loan. Only one of these loan options is available at any given time. When requesting a loan, you choose either the Fixed Loan or Participating Loan option. If there is an existing loan, any new loan will be the same option unless you request to switch loan options for both the existing and new loans.
A Fixed Loan may be for any amount up to the then current Surrender Value. A Participating Loan may be for any amount up to the lesser of the current Surrender Value or the Accumulation Value allocated to the Holding Account and Indexed Account. However, we reserve the right to limit the amount of any loan to 90% of the current Surrender Value. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
Fixed Loan
The amount of your Fixed Loan will be withdrawn from the Sub-Accounts and Fixed Account in the same proportion as the balances invested in the total of such account(s). If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Loan Account is the account in which Fixed Loan Indebtedness (outstanding loans and interest) accrues. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts, Fixed Account, Holding Account or Indexed Account. Fixed Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1-10 and 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your Fixed Loan, plus any accrued but unpaid interest, is added to your outstanding Indebtedness. Unless paid in advance, Fixed Loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. This amount will be treated as an additional Fixed Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3% in all years. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
If an amount is transferred out of the Indexed Account for a Fixed Loan, and within a 12-month period from the date of that transaction either a Premium Payment or loan repayment is made, we reserve the right to:
a.
Allocate the Net Premium Payment or loan repayment to the Fixed Account, and
b.
Restrict transfers from the Fixed Account or the Sub-Accounts into the Holding Account for allocation to the Indexed Account.
Participating Loan
A Participating Loan is a loan against the Holding Account Value and Indexed Account Value where an amount equal to the Indebtedness remains in the Holding Account and Indexed Account as allocated at the time the loan is taken, and not transferred to the Loan Account. The amount available for a Participating Loan is determined as the minimum of:
a.
the Policy’s Surrender Value; or

b.
the sum of the Holding Account Value plus Indexed Account Value.
Interest on Participating Loans accrues daily at an effective annual rate of 6% in years 1-10, 5% in years 11 through Attained Age 121, 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy.
On each Policy Anniversary, if Indebtedness is greater than the sum of the Holding Account Value and the Indexed Account Value, amounts will be withdrawn from the Fixed Account and any Sub-Accounts in the same proportion as the balances invested in the total of such accounts and transferred to the Holding Account until Indebtedness equals the sum of the Holding Account Value and Indexed Account Value.
Loan Conversion
A conversion from one loan option to the other can be done only once in a twelve month period and only after twelve months have elapsed from the date of the most recent loan. The entire loan must be converted. When a loan is converted, interest will be charged at the interest rate in effect for the current loan option until the date of the conversion. From the date of conversion, interest is charged at the interest rate in effect under the new loan option.
Participating Loan to Fixed Loan: On the day the Participating Loan is converted to a Fixed Loan, an amount equal to the loan principal will be transferred from the Fixed Account and Sub-Accounts in the same proportion as the balances invested in the total of such accounts into the Loan Account. If insufficient value exists from the Fixed Account and any Sub-Accounts, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment.
Fixed Loan to Participating Loan: Unless otherwise requested by you, when a Fixed Loan is converted to a Participating Loan, the Loan Account Value will be transferred to the Indexed Account according to your Indexed Account Allocation instructions.
Loan Repayment
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. For a Participating Loan, the Indebtedness will be reduced by the amount of the loan repayment.
For a Fixed Loan, the Indebtedness and the Loan Account will be reduced by the amount of any loan repayment. Any repayment to a Fixed Loan, other than loan interest, will be allocated to the Sub-Accounts, Fixed Account, and Indexed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.
Any increase in Indebtedness, including loan interest due but not yet charged, may reduce the Surrender Value and cause the Policy to enter the Grace Period. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
You should carefully consider that requesting a Policy Loan will reduce the Enhanced Surrender Value available under the Exec Enhanced Surrender Value Rider (see section headed “Riders — Exec Enhanced Surrender Value Rider” for discussion of the benefits available). In addition, as your Policy may include the Overloan Protection Rider, your Policy may not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Surrender Value (see section headed “Riders – Overloan Protection Rider” for a discussion of the benefits available).
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.

LAPSE AND REINSTATEMENT
If at any time
1)
the Surrender Value of the Policy is insufficient to pay the Monthly Deduction, and
2)
the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Surrender Value may be insufficient:
1)
because it has been exhausted by earlier deductions;
2)
as a result of poor investment performance;
3)
due to Partial Surrenders;
4)
due to Indebtedness for Policy Loans; or
5)
because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Surrender Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, and the Premium requirements of the No-Lapse Provision have not been satisfied, we will send a Grace Notice to you, or any assignee of record. The Grace Notice will state the amount of the Premium Payment that must be paid to avoid termination of your Policy.
If the amount in the Grace Notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
No-Lapse Provision
Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Provision, and a Policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. The length of the No-Lapse period is determined by the Insured’s issue age, and is shown in the Policy Specifications.
If, on the Policy Date, the Insured is:	The No-Lapse period is:
•Ages 0-50,	20 years
•Age 51,	19 years
•Age 52,	18 years
•Age 53,	17 years
•Age 54,	16 years
•Age 55,	15 years
•Age 56,	14 years
•Age 57,	13 years

•Age 58,	12 years
•Age 59,	11 years
•Age 60 and above	10 years
The Policy will not lapse even if the Surrender Value is insufficient to meet the Monthly Deductions, as long as the sum of all Premium Payments (less any Partial Surrenders) accumulated at 4%, less any Indebtedness, is at least equal to the sum of the No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4% interest.
If you fail to satisfy the requirements for the No-Lapse Provision, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after Grace Notice and expiration of the Policy's Grace Period, will lapse.
If this provision is available to you, your No-Lapse Premium is shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Surrender Value. It is a limited benefit in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)
it has not been surrendered;
2)
there is an application for reinstatement in writing;
3)
satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)
we receive a payment sufficient to keep your Policy and any reinstated riders in force for at least two months after the date of reinstatement; and
5)
any loan interest accrued during the Grace Period is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.
For the purposes of resuming allocations to the Indexed Account following the effective date of reinstatement, transfers may resume on the first Monthly Indexed Account Allocation Date following effective date of reinstatement.

TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy. Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to maintain a minimum ratio between the death benefit and the Policy's Accumulation Value, depending on the Insured’s age, gender, and risk classification.  We will only apply this test to the Policy if you have advised us to do so at the time you applied for the Policy.
Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any Debt at the time of a total withdrawal, such Debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years or the seven years following a material change against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years or in the first seven years following a material change.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals and loans from your Policy will be treated first as income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals. A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy.

Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the Specified Amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 121. If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 121.
Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the Insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the Insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.

Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Surrender Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without any material adverse effect on the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company’s operating results for any particular reporting period.
Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

FINANCIAL STATEMENTS
The December 31, 2023 financial statements of the Separate Account and the December 31, 2023 financial statements of the Company are located in the SAI.

APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Underlying Funds currently available under the Policy. More information about the Underlying Funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Discovery Value Portfolio - Class A advised by AllianceBernstein L.P.	0.81%	17.18%	10.78%	7.55%
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class A advised by AllianceBernstein L.P.	0.92%[2]	16.01%	13.56%	9.60%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.66%[2]	22.60%	13.65%	9.58%
Long-term capital growth.	American Funds Global Small Capitalization Fund - Class 2	0.91%[2]	16.17%	8.31%	5.78%
Growth of capital.	American Funds Growth Fund - Class 2	0.59%	38.49%	18.68%	14.36%
Long-term growth of capital and income.	American Funds Growth- Income Fund - Class 2	0.53%	26.14%	13.36%	10.91%
Long-term growth of capital.	American Funds International Fund - Class 2	0.78%	15.84%	4.83%	3.41%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I advised by Legg Mason Partners Fund Advisor, LLC	0.83%	12.92%	10.73%	7.10%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A advised by DWS Investment Management Americas, Inc.	0.83%	6.19%	6.09%	2.96%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.66%	33.34%	16.54%	11.50%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.68%	36.09%	19.52%	14.68%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class	0.67%	15.00%	12.34%	8.02%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 1	0.46%[2]	8.87%	7.25%	5.28%
Capital appreciation; income is a secondary consideration.	Franklin Mutual Shares VIP Fund - Class 1	0.68%	13.73%	8.10%	5.70%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund - Series I Shares	0.90%	18.15%	8.42%	4.33%
Long-term capital growth.	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class (formerly LVIP T. Rowe Price Growth Stock Fund) advised by Lincoln Financial Investments Corporation	0.63%[2]	46.32%	13.32%	11.67%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	LVIP American Century Balanced Fund - Standard Class II (formerly American Century VP Balanced Fund) advised by Lincoln Financial Investments Corporation	0.77%[2]	16.41%	8.50%	6.55%
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class advised by Lincoln Financial Investments Corporation	1.15%[2]	17.81%	13.66%	9.35%
Reasonable income.	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.66%[2]	9.39%	9.55%	6.43%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	13.62%	N/A	N/A
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.42%[2]	11.68%	4.81%	N/A
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.63%	5.07%	3.16%	2.19%
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Real Estate Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.82%[2]	13.06%	4.76%	3.85%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	12.35%	5.73%	N/A
Long-term growth of capital in a manner consistent with the preservation of capital.	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.67%[2]	34.15%	13.82%	9.28%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.73%[2]	17.75%	10.22%	6.41%
Capital Appreciation.	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	22.54%	11.10%	N/A
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.62%[2]	16.01%	7.99%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.76%	16.69%	5.51%	2.29%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.40%[2]	22.78%	14.99%	11.07%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.49%	21.65%	14.73%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.61%[2]	21.95%	12.87%	8.02%
Long-term capital growth.	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.73%[2]	17.24%	8.98%	4.58%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.50%[2]	10.04%	3.12%	1.60%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.41%[2]	18.92%	6.73%	4.40%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.36%[2]	17.39%	12.81%	10.06%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	15.54%	11.42%	7.16%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.77%[2]	9.72%	4.23%	3.52%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.76%[2]	13.33%	4.97%	3.72%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.75%[2]	11.84%	4.56%	3.56%
Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	4.75%	1.61%	0.99%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.58%[2]	12.18%	10.09%	N/A
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.68%[2]	11.76%	4.95%	3.98%
Long-term capital appreciation.	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.78%[2]	12.08%	9.25%	5.62%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Macquarie Bond Fund - Standard Class[3] (formerly LVIP Delaware Bond Fund) advised by Lincoln Financial Investments Corporation	0.37%	5.93%	1.50%	1.99%
Total return.	LVIP Macquarie Diversified Floating Rate Fund - Standard Class[3] (formerly LVIP Delaware Diversified Floating Rate Fund) advised by Lincoln Financial Investments Corporation	0.63%[2]	5.57%	2.38%	1.68%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Maximum long-term total return consistent with reasonable risk.	LVIP Macquarie Diversified Income Fund - Standard Class[3] (formerly LVIP Delaware Diversified Income Fund) advised by Lincoln Financial Investments Corporation	0.54%[2]	6.24%	2.07%	2.09%
Maximum total return, consistent with reasonable risk.	LVIP Macquarie Limited- Term Diversified Income Fund - Standard Class[3] (formerly LVIP Delaware Limited-Term Diversified Income Fund) advised by Lincoln Financial Investments Corporation	0.53%[2]	5.00%	1.88%	1.63%
To maximize long-term capital appreciation.	LVIP Macquarie Mid Cap Value Fund - Standard Class[3] (formerly LVIP Delaware Mid Cap Value Fund) advised by Lincoln Financial Investments Corporation	0.43%	11.24%	11.88%	8.62%
Long-term capital appreciation.	LVIP Macquarie SMID Cap Core Fund - Standard Class[3] (formerly LVIP Delaware SMID Cap Core Fund) advised by Lincoln Financial Investments Corporation	0.80%[2]	16.45%	12.25%	8.36%
To maximize long-term capital appreciation.	LVIP Macquarie Social Awareness Fund - Standard Class[3] (formerly LVIP Delaware Social Awareness Fund) advised by Lincoln Financial Investments Corporation	0.45%	30.17%	15.86%	11.32%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP Macquarie U.S. Growth Fund - Standard Class[3] (formerly LVIP Delaware U.S. Growth Fund) advised by Lincoln Financial Investments Corporation	0.72%	48.35%	18.38%	12.54%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Macquarie U.S. REIT Fund - Standard Class[3] (formerly LVIP Delaware U.S. REIT Fund) advised by Lincoln Financial Investments Corporation	0.83%[2]	12.58%	6.45%	6.23%
Long-term capital appreciation.	LVIP Macquarie Value Fund - Standard Class[3] (formerly LVIP Delaware Value Fund) advised by Lincoln Financial Investments Corporation	0.68%	3.49%	8.10%	7.84%
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	14.71%	9.83%	6.58%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.62%[2]	8.07%	11.38%	8.57%
Current income consistent with the preservation of capital.	LVIP Mondrian Global Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.65%[2]	4.02%	-0.92%	0.26%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.75%[2]	20.11%	6.03%	3.45%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term growth of capital. A fund of funds.	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.79%[2]	26.01%	10.64%	N/A
To match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.37%[2]	5.30%	0.78%	1.49%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.51%[2]	10.73%	5.28%	4.09%
Long-term growth of capital. A fund of funds.	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.	0.59%[2]	13.51%	6.28%	3.91%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	17.57%	7.96%	4.02%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital Appreciation. A fund of funds.	LVIP SSGA International Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation This fund is only available to existing Owners as of May 9, 2016. Consult your registered representative.	0.63%[2]	17.44%	4.94%	N/A
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.51%	13.57%	7.38%	5.33%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.51%	14.82%	8.04%	5.72%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4] advised by Lincoln Financial Investments Corporation	0.23%	26.01%	15.41%	11.77%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	16.50%	9.52%	6.74%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP Structured Conservative Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.60%	10.27%	5.06%	3.97%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.57%	13.09%	7.12%	5.22%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.59%	14.27%	7.69%	5.54%
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	21.17%	13.50%	10.81%
High level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.79%[2]	15.02%	6.15%	N/A
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.37%	6.00%	0.59%	1.27%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.32%[2]	25.22%	14.84%	11.09%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.34%[2]	15.36%	7.11%	4.00%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.70%[2]	38.70%	16.98%	13.91%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.79%[2]	17.24%	12.45%	7.71%
Long-term capital appreciation.	Macquarie VIP Emerging Markets Series - Standard Class[3] (formerly Delaware VIP® Emerging Markets Series) advised by Delaware Management Company	1.18%[2]	13.79%	4.20%	2.67%
Capital Appreciation.	Macquarie VIP Small Cap Value Series - Standard Class[3] (formerly Delaware VIP® Small Cap Value Series) advised by Delaware Management Company	0.78%	9.45%	10.21%	7.06%
Capital Appreciation.	MFS® VIT Growth Series - Initial Class advised by Massachusetts Financial Services Company	0.73%[2]	35.86%	15.89%	12.97%
Total return.	MFS® VIT Total Return Series - Initial Class advised by Massachusetts Financial Services Company	0.61%[2]	10.44%	8.54%	6.53%
Total return.	MFS® VIT Utilities Series - Initial Class advised by Massachusetts Financial Services Company	0.79%[2]	-2.11%	8.31%	6.39%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class advised by Pacific Investment Management Company, LLC	1.48%[2]	-7.85%	8.55%	-0.80%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 1	0.50%[2]	3.19%	-1.89%	-0.41%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio – Class 2 Shares advised by Valmark Advisers, Inc.	0.55%	11.39%	6.39%	4.51%
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio – Class 2 Shares advised by Valmark Advisers, Inc.	0.54%	13.47%	7.96%	5.58%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
2
This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
Investments in Macquarie VIP Series, Delaware Funds, Ivy Funds, LVIP Macquarie Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
4
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.

APPENDIX B
The following applies to all Policies issued prior to November 1, 2019.
Policy Summary
Consequences of Surrender. For up to 8 years from the Policy Date and up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 8 years from the Policy Date or up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount. The length of the Surrender Charge period is shown in the Policy Specifications. (See the section headed “Surrender Charges” for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. If there is value in the Indexed Account, note that interest (in the form of “Indexed Credits” as described in the Indexed Credit section under “Lincoln Life, The Separate Account and The General Account”) on any money withdrawn from a Segment prior to Segment Maturity will only be credited using the 1% guaranteed rate prorated based on surrender date.
Fee Table
This following tables describe fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from your Policy. Please refer to your Policy Specifications page for information about the specific fees you will pay each year based on the options you have elected. Refer to the “Policy Charges and Fees” section for additional charges and fees.
The fees shown in the table below are the maximums we can charge.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time you purchase your Policy, surrender or make withdrawals from your Policy, or transfer your cash value between Sub-Accounts.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
•6% in all Policy Years
Premium Tax	When you pay a Premium	Up to a 3% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	•Maximum Charge: $43.52 per $1,000 of Specified Amount
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $23.16 per $1,000 of Specified Amount

Charge	When Charge is Deducted	Amount Deducted
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year	$25 for each additional transfer
*
These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
1
The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
2
During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
3
For up to 8 years from the Policy Date and up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 8 years from the Policy Date or up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Periodic Charges Other than Annual Underlying Fund Fees and Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Underlying Fund fees and operating expenses.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
•Maximum: $83.33 per $1,000
•Minimum: $0.00 per $1,000
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.13 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At end of each Valuation Period	Maximum of 0.20%, effective annual rate, as a percentage of Separate Account Value, calculated daily

Charge	When Charge is Deducted	Amount Deducted
Administrative Fee*	Monthly	Maximum of $10, plus an additional amount up to a maximum of $1.97 per $1,000 of Initial Specified Amount or increase in Specified Amount.[2]
Plus: Indexed Account Charge; a percentage of the Holding Account Value and Indexed Account Value up to a maximum of 0.15% (effective annual rate).
Policy Loan Interest[3]	Annually	Fixed Loan: as a percentage of amount held in the Loan Account.
•4%
Participating Loan: as a percentage of the loaned amount held against the Holding Account Value and the Indexed Account Value.
•6%
Exec Enhanced Surrender Value Rider – Multi-Life Basis (Lincoln AssetEdge® Exec VUL 2015)[4]	Monthly (in Policy Years 2-5 only)	A dollar amount per $1,000 of Initial Specified Amount
•Option 1: $0.05
•Option 2: $0.075
Overloan Protection Rider	Upon use of the benefit	One-time charge subject to a maximum of 5%, as a percentage of current Accumulation Value[5]
Optional Benefit Charges
Lincoln LifeEnhance® Accelerated Benefits Rider	Monthly	As a dollar amount per $1,000 of Net Amount at Risk or Rider Net Amount at Risk, as applicable:
•Maximum: $4.47 per $1,000[6]
•Minimum: $0.00 per $1,000
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.09 per $1,000
Waiver of Monthly Deduction Rider[7]	Monthly	Rate factor as a percentage of all other covered monthly charges:
•Maximum: 12%
•Minimum: 2%
•Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco): 3.5%
*
These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. The Indexed Account Charge compensates the Company for the costs of hedging and investment related expenses associated with the Indexed Account return. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1
Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
2
The additional amount applies for the first 10 Policy Years from the Policy Date or any increase in Specified Amount. The additional amount varies based on individual characteristics. A monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount, the maximum additional amount is $1.97 per $1,000, the minimum amount is $0.01 per $1,000, and the maximum charge for a representative Insured (male, age 45, standard non-tobacco) is $0.34 per $1,000.
3
Interest on Fixed Loans accrues daily at an effective annual rate of 4% in years 1-10 and 3% thereafter. Interest on Participating Loans accrues daily at an effective annual rate of 6% in years 1-10, 5% in years 11 through Attained Age 121, 3% thereafter. See the section headed “Policy Loans” for a more detailed discussion.
4
This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge® Exec VUL 2015) and the Owner of the Policy will have the opportunity to elect a higher Exec Enhanced Surrender Value (Option 2). See section headed “Exec Enhanced Surrender Value Rider - Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.
5
For Policies with applications signed on or after May 9, 2016, the charge is guaranteed at 3%. See section headed “Rider Charges” in the Policy Charges and Fees section of this prospectus.
6
Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 200% of the standard rate. However, under no circumstances would the charge be higher than the maximum amount shown in the table above.
7
These charges and costs vary based on individual characteristics of the Insured. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $43.52 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
For up to 8 years from the Policy Date and up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 8 years from the Policy Date or up to 8 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount. The length of the Surrender Charge period is shown in your Policy Specifications.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account in the same proportion as the balances invested in the total of such account(s) as of the date on which deduction is made. If insufficient value exists from the Fixed Account and any Sub-Accounts to cover the Surrender Charges, value will be deducted from the Holding Account. If insufficient value exists in the Holding Account, value will be deducted from the most recently opened Segment in the Indexed Account and will continue in successive order on a last in- first out basis until the cost to cover the Surrender Charge has been satisfied. If multiple Segments were opened on the same Indexed Account Allocation Date, a prorated portion will be taken from each Segment. The Surrender Charge will not exceed the then current Accumulation Value less any Indebtedness. All Surrender Charges decline to zero within 8 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)
occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or
2)
is caused by a Partial Surrender.
B. For all other decreases, the charge will be calculated as 1) divided by 2) and then multiplied by 3), where:
1)
is the amount of the decrease;
2)
is the Initial Specified Amount; and
3)
is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient Surrender Value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the then current Accumulation Value less any Indebtedness.
In addition, if your Policy includes the Exec Enhanced Surrender Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.

Additional Information.
More information about the Policy and the Lincoln Life & Annuity Flexible Premium Variable Life Account M (the separate account) is in the current Statement of Additional Information (SAI) for the Lincoln AssetEdge® VUL 2015 Flexible Premium Variable Insurance Contract, dated May 1, 2024, as amended or supplemented from time to time. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, or to request other information about the Policy, or to make inquiries about the Policy, call toll-free 1-800-487-1485, or write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348. You can also find the SAI and other information about the contract online at www.lfg.com/VULprospectus or by sending an email request to CustServSupportTeam@lfg.com.
Reports and other information about the separate account are also available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC File Nos. 333-203099; 811-08559
EDGAR Contract Identifier C000156737
C000159432

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Dated May 1, 2024
Relating to Prospectus Dated May 1, 2024 for

Lincoln AssetEdge® VUL 2015 and Lincoln AssetEdge® Exec VUL 2015 products

Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant

Lincoln Life & Annuity Company of New York, Depositor

The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdge® VUL 2015 (and about the Lincoln AssetEdge® Exec VUL 2015 policy which is issued on a multi-life basis).
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdge® VUL 2015 or Lincoln AssetEdge® Exec VUL 2015 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln New York or Company), is a stock life insurance company chartered in 1897 and domiciled in New York. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Lincoln Life & Annuity Flexible Premium Variable Life Account M
On November 24, 1997, the Lincoln Life & Annuity Flexible Premium Variable Life Account M (“Separate Account”) was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account, the Fixed Account and/or Indexed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $343,010 in 2023, $371,750 in 2022 and $398,824 in 2021 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and generally 27% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. Our insurer financial strength ratings are on outlook stable except for the ratings assigned by Fitch for all three insurance subsidiaries and the rating assigned by AM Best for First Penn Pacific Life Insurance Company, which are on outlook negative. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our
3

competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index. The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Financial Investment Corporation (“LFI”) on behalf of certain LVIP Funds (the “Funds”.  S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDS® are registered trademarks of S&P Global, Inc. or its affiliates (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by LFI on behalf of the Funds.  It is not possible to invest directly in an index. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index to track general market performance.  S&P Dow Jones Indices’ only relationship to the Funds with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to LFI or the Funds.  S&P Dow Jones Indices have no obligation to take the needs of LFI or the owners of the Funds into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR A THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE FUNDS REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LFI ON BEHALF OF THE FUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
4

SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life & Annuity Flexible Premium Variable Life Account M, as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, c/o WeWork, 1100 Main Street, Suite 400, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy may be available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis.
5

Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you may need to obtain the consent of the assignee, in writing, for specific actions.
Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a written request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the written request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have received an agreement not to change the Beneficiary or you have assigned that right. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the written request or, if there is no such date, the date recorded. Any payment made or any action taken or allowed by us before we record the change of Beneficiary will be without prejudice to us.
If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy, increase the Specified Amount or add a rider or another additional benefit, make a Partial Surrender or make a Policy Loan. The minimum period will increase if you choose
6

to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Exchange of Policy
Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us which belong to an equivalent class of this Policy.
The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you and us, the new Policy will have the same initial amount of insurance and Policy Date as the original Policy and the issue age of the Insured under the new Policy will be the issue age of the Insured as of the Policy Date of the original Policy. Any riders and incidental benefits included in the original Policy will be included if such riders and incidental benefits are issued with the new Policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days upon receipt of documents required to complete the transaction. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay a death benefit of no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay a death benefit of no more than the monthly charges paid for the cost of the increased amount.
7

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•
an annual reduction for fund management fees and expenses, and
•
a policy level mortality and expense charge applied on a daily equivalent basis, but
•
no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)
calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)
dividing this figure by the unit value at the beginning of the period; then
c)
annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years

ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:
(1)
all recurring fees have been charged to the Owner’s accounts; and
(2)
there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
8

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2023 financial statements of the Separate Account and the December 31, 2023 financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
9

PART C - OTHER INFORMATION
Item 30. EXHIBITS
(a)
Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.
(b)
Not applicable.
(c)
(1)
Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007
(a)
Amendment Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(d)
(1)
Policy Form LN683 NY incorporated by reference to Registration Statement on Form N-6 (File No. 333-203099) filed on March 30, 2015.
(2)
Policy Specifications LN683-1 (07/19) incorporated by reference to Registration Statement on Form N-6 (File No. 333-203099) filed on October 15, 2019.
(3)
Change of Insured Rider—Policy Form LR496 NY incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.
(4)
Overloan Protection Rider—Policy Form LR540 incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.
(5)
Overloan Protection Rider—Policy Form 616 incorporated by reference to Registration Statement on Form N-6 (File No. 333-207968) filed on November 12, 2015.
(6)
Waiver of Monthly Deduction Rider—Policy Form LR436 LNY incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.
(7)
Waiver of Monthly Deduction Rider—Policy Form LR437 LNY incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.
(8)
Exec Enhanced Surrender Value Rider—Policy Form LR547 NY incorporated by reference to Registration Statement on Form N-6 (File No. 333-203099) filed on March 30, 2015.
(9)
Accelerated Death Benefits Rider for Chronic Illness and Terminal Illness (Lincoln LifeEnhance® Accelerated Benefits Rider) — Policy Form LR631 incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-203099) filed on August 12, 2015.
(e)
(1)
Application—Policy Form LFF06321-18_7-10 incorporated by reference to Registration Statement on Form N-6 (File No. 333-203099) filed on March 30, 2015.
(2)
Addendum to Application—Policy Form LFF06322-18_7-10 incorporated by reference to Registration Statement on Form N-6 (File No. 333-203099) filed on March 30, 2015.
(f)
(1)
Articles of Incorporation of Lincoln Life & Annuity Company of New York incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(2)
Bylaws of Lincoln Life & Annuity Company of New York incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(g)
Reinsurance Contracts incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.
(h)
Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:
(1)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(2)
AllianceBernstein Variable Products Series Fund, Inc. incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(3)
American Funds Insurance Series incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.

(a)
Amendment No. 15 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(4)
BlackRock Variable Series Funds, Inc. incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(a)
Amendment dated August 31, 2018 incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-141769) filed on April 12, 2019.
(5)
Delaware VIP Trust incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(a)
Amendment incorporated by reference to Post-Effective Amendment No. 25 filed on Form N-4 (File No. 333-186895) filed on February 11, 2021.
(6)
Deutsche DWS Variable Series II incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(7)
Fidelity Variable Insurance Products incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-141769) filed on April 9, 2018.
(8)
Franklin Templeton Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(9)
Legg Mason Partners Variable Equity Trust incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-141769) filed on April 9, 2018.
(10)
Lincoln Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.
(11)
MFS Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 19 on Form N-6 (File No. 333-155333) filed on April 1, 2015.
(a)
Amendment dated August 1, 2016 incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-141769) filed on April 12, 2019.
(12)
Northern Lights Variable Trust incorporated by reference to Post-Effective Amendment No. 8 on Form N-6 (File No. 333-203099) filed on August 9, 2019.
(a)
Amendment incorporated by reference to Post-Effective Amendment 25 on Form N-6 (File No. 333-141769) filed on April 8, 2020.
(b)
Amendment No. 2 incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-141769) filed on April 8, 2021.
(13)
PIMCO Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(i)
(1)
Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(2)
Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004 incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.
(j)
Not applicable.
(k)
Opinion and Consent of Jassmin McIver-Jones, Esquire filed herein.
(l)
Not applicable.
(m)
Not applicable.
(n)
(1)
Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm filed herein.
(2)
Power of Attorney – Principal Officers and Directors of Lincoln Life & Annuity Company of New York filed herein.
(o)
Not applicable.
(p)
Not applicable.
B-2

(q)
Compliance Procedures incorporated by reference to Post-Effective Amendment No. 44 on Form N-6 (File No. 333-125790) filed on April 9, 2024.
(r)
Not applicable.
Item 31. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Jayson R. Bronchetti*	Executive Vice President, Chief Investment Officer and Director
Adam M. Cohen*	Senior Vice President, Chief Accounting Officer and Treasurer
Ellen G. Cooper*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Mark E. Konen 4901 Avenue G Austin, TX 78751	Director
M. Leanne Lachman 870 United Nations Plaza, #19-E New York, NY 10017	Director
Dale LeFebvre 2710 Foxhall Road NW Washington, DC 20007	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 S. Crouse Ave. Syracuse, NY 13244	Director
Christopher M. Neczypor*	Executive Vice President, Chief Financial Officer and Director
Nancy A. Smith*	Secretary
Joseph D. Spada**	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**Principal business address is 350 Church Street, Hartford, CT 06096
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 44 on Form N-6 (File No. 333-125790) filed on April 9, 2024.
Item 33. Indemnification
(a)
Brief description of indemnification provisions:
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
(b)
Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public
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policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
(a)
Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b)
Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Adam M. Cohen*	Senior Vice President and Treasurer
Jason M. Gibson**	Vice President and Chief Compliance Officer
Claire H. Hanna*	Secretary
John C. Kennedy*	President, Chief Executive Officer and Director
Jared M. Nepa*	Senior Vice President and Director
Thomas P. O’Neill*	Senior Vice President, Chief Operating Officer and Head of Financial Institutions Group
Timothy J. Seifert Sr*	Senior Vice President and Director
*Principal business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**Principal business address is 1301 South Harrison Street, Fort Wayne, IN 46802
(c)
N/A
Item 35. Location of Accounts and Records
Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 120 Madison Street, Suite 1310, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1301 S. Harrison Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105.
Item 36. Management Services
Not applicable.
Item 37. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Lincoln Life & Annuity Flexible Permium Variable Life Account M, has duly caused this Post-Effective Amendment No.: 15 to the Registration Statement on Form N-6 (File No.: 333-203099; 811-08559; CIK: 0001051629) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 25th day of March, 2024 at 7:37 am. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

(Registrant)

/s/Joshua Durand
By
Joshua Durand
Vice President
Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

(Depositor)

/s/Joshua Durand
By
Joshua Durand
Vice President
Lincoln Life & Annuity Company of New York

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No.: 15 to the Registration Statement (File No.: 333-203099; 811-08559; CIK: 0001051629) has been signed by the following persons in their capacities indicated on March 21, 2024 at 1:13 pm.

Signature	Title

*/s/Ellen G. Cooper
President and Director
Ellen G. Cooper

*/s/Christopher M. Neczypor
Executive Vice President, Chief Financial Officer and Director
Christopher M. Neczypor

*/s/Jayson R. Bronchetti
Senior Vice President, Chief Investment Officer and and Director
Jayson R. Bronchetti

*/s/Mark E. Konen
Director
Mark E. Konen

*/s/M. Leanne Lachman
Director
M. Leanne Lachman

*/s/Louis G. Maroccia
Director
Louis G. Marcoccia

*/s/Dale LeFebvre
Director
Dale LeFebvre

*/s/Adam M. Cohen
Senior Vice President, Chief Accounting Officer and Treasurer
Adam M. Cohen

/s/Jassmin McIver-Jones
* By
Jassmin McIver-Jones
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement